UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 21, 2021

Prologis, Inc.
Prologis, L.P.
(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.) (State or other jurisdiction of Incorporation)	001-13545 (Prologis, Inc.) 001-14245 (Prologis, L.P.) (Commission File Number)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.) (I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)
Registrants’ Telephone Number, including Area Code: (415) 394-9000
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Prologis, Inc.	Common Stock, $0.01 par value	PLD	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2026	PLD/26	New York Stock Exchange
Prologis, L.P.	2.250% Notes due 2029	PLD/29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
T
he Board of Directors (the “Board”) of Prologis, Inc. (the “Company”) approved the amendment and restatement of the Company’s bylaws to align the voting standard for matters put to a stockholder vote with the requirements of applicable Maryland law, effective September 21, 2021. The amendment and restatement of the Company’s bylaws, among other things, provides that a majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any matter properly before such meeting, unless a different vote is required by the Maryland General Corporation Law, the rules of an applicable securities exchange, the Company’s charter, or another provision of the bylaws. Prior to this amendment and restatement, the bylaws required the vote of a majority of the stock having voting power present in person or represented by proxy to approve such matters, subject to the same exceptions. The amendment and restatement also clarifies that director written consents may be given by electronic transmission and permits shares of the Company to be uncertificate
d.
The foregoing summary of the Ninth Amended and Restated Bylaws is qualified in its entirety by reference to the text of the bylaws, which is attached as Exhibit 3.1 to this Form
8-K
and is incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Ninth Amended and Restated Bylaws of Prologis, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.

September 2 4 , 2021	By:	/s/ Deborah K. Briones
Name: Deborah K. Briones
Title: Senior Vice President, Associate General Counsel

PROLOGIS, L.P.,
	By:	Prologis, Inc., its general partner

September 2 4 , 2021	By:	/s/ Deborah K. Briones
Name: Deborah K. Briones
Title: Senior Vice President, Associate General Counsel